Exhibit 10.1

WAIVER AND
AMENDMENT NO. 2 TO CREDIT AGREEMENT

This WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of June 25, 2014 (this “Amendment”), is by and among Corinthian Colleges, Inc. (the “Domestic Borrower”), Everest Colleges Canada, Inc. (the “Canadian Borrower”; the Domestic Borrower and the Canadian Borrower are referred to herein collectively as the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Domestic Administrative Agent  (in such capacity, the “Domestic Administrative Agent”) and Canadian Agent (in such capacity, the “Canadian Administrative Agent”; the Domestic Administrative Agent and the Canadian Administrative Agent are referred to herein collectively as the “Administrative Agents”). Capitalized terms which are used in this Amendment without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

R E C I T A L S:

WHEREAS, the Borrowers, the lenders party thereto from time to time (the “Lenders”) and the Administrative Agents are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of May 17, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Domestic Borrower has delivered a Committed Loan Notice requesting a Committed Domestic Loan in the amount of $9,000,000 to be made on June 25, 2014 (the “Requested Loan”), pursuant to which the Domestic Borrower has indicated it is unable to make the representation and warranty set forth in Section 5.05(b) of the Credit Agreement due to certain actions taken by the DOE described therein (the “Representation and Warranty Exception”);

WHEREAS, the Borrowers have requested that the Administrative Agents and Lenders waive the condition precedent set forth in Section 4.02(a) of the Credit Agreement with respect to the Requested Loan to the extent of the Representation and Warranty Exception (the “Condition Precedent Waiver”);

WHEREAS, the Administrative Agents and the Lenders party hereto are willing to provide the Condition Precedent Waiver on the terms and conditions set forth herein; and

WHEREAS, the Borrowers, the Administrative Agents and the Lenders party hereto have agreed to amend the Credit Agreement in certain respects on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1.                         AMENDMENTS TO CREDIT AGREEMENT.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

1.1                               The definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

“Applicable Rate” means (a) with respect to any Eurodollar Rate Committed Loan or Letter of Credit Fee, 15.75%, (b) with respect to any Base Rate Loan, 14.75% and (c) with respect to the Commitment Fee, 0.40%.

1.2                               The definition of “Domestic Collateral” is hereby amended to delete therefrom the figure “65%” and insert therefor the following figure: “100%”.

1.3                               The definition of “Disposition” is hereby amended to delete therefrom the phrase “outside of the ordinary course of business”.

1.4                               The definition of “Interest Payment Date” is hereby amended to delete therefrom the phrase “each March, June, September and December” and insert therefor the following: “each calendar month”.

1.5                               The definition of “Letter of Credit Sublimit” is hereby amended to delete therefrom the figure “$50,000,000” and insert therefor the following figure: “$30,000,000”.

1.6                               The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means December 31, 2014.

1.7                               The definition of “Specified Maximum Amount” is hereby amended and restated in its entirety as follows:

“Specified Maximum Amount” means $100,000,000.

1.8                               The following definitions are hereby added in appropriate alphabetical order in Section 1.01 of the Credit Agreement:

“Amendment No. 2” means that certain Amendment No. 2, dated as of June 25, 2014, among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agents.

“Amendment No. 2 Effective Date” means June 25, 2014.

1.9                               Section 2.04(i) of the Credit Agreement is hereby amended to delete the second, third and fourth sentences thereof in their entirety and insert therefor the following:

Such Letter of Credit Fees shall be computed on a monthly basis in arrears. Such Letter of Credit Fees shall be due and payable on the first Business Day of each calendar month, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date.  With respect to each date on which Letter of Credit Fees are due hereunder, (i) a portion of such Letter of Credit Fees due on such date equal to 7.00% per annum shall be payable in kind and (ii) the remainder of such Letter of Credit Fees due on such date shall be payable in cash.  All Letter of Credit Fees payable in kind on any date shall be capitalized and added to the outstanding principal amount of the Committed Loans on such date.  For purposes of this Agreement and the other Loan Documents, the amounts so capitalized pursuant to the foregoing sentence shall bear interest in accordance with Section 2.09 as such amounts shall constitute a portion of the Committed Loans hereunder.

1.10                        Section 2.07(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)                              On September 30, 2014, in the event the sum of the Aggregate Domestic Commitments and the Aggregate Canadian Commitments shall exceed the Specified Maximum Amount as of such date, (i) the Aggregate Domestic Commitments and the Aggregate Canadian Commitments shall be permanently reduced pro rata in an aggregate amount equal to such excess and (ii) the Borrowers shall immediately make a mandatory prepayment of the Loans and/or Cash Collateralize Acceptances and L/C Obligations to the extent that, after giving effect to such reduction, the Outstanding Amount of all Domestic Loans and L/C Obligations in respect of Domestic Letters of Credit exceeds the Aggregate Domestic Commitments or the Outstanding Amount of all Canadian Loans, L/C Obligations in respect of Canadian Letters of Credit and Acceptances exceeds the Aggregate Canadian Commitments.

1.11                        Section 2.09(c) of the Credit Agreement is hereby amended to add the following provision at the end thereof:

With respect to each Interest Payment Date, (i) a portion of the interest on the Committed Loans due on such date equal to 7.00% per annum shall be payable in kind and (ii) the remainder of the interest on the Committed Loans due on such date shall be payable in cash.  All interest on the Committed Loans payable in kind on any Interest Payment Date shall be capitalized and added to the outstanding principal amount of the Committed Loans on such date.  For purposes of this Agreement and the other Loan Documents, the amounts so capitalized pursuant to the foregoing sentence shall bear interest in accordance with this Section 2.09 as such amounts shall constitute a portion of the Committed Loans hereunder.  Notwithstanding the foregoing or anything otherwise provided in this Agreement to the contrary, solely for purposes of calculating the outstanding principal amount of the Committed Loans under Section 2.01, 2.03(a) or 2.04(a), calculating mandatory prepayments under Section 2.06(c) or 2.07(c) or calculating fees due under Section 2.10(a), no portion of any interest capitalized pursuant to this Section 2.09(c) or any fees capitalized pursuant to Section 2.04(i) or Amendment No. 2 shall be deemed to constitute outstanding Committed Loans.

1.12                        Section 2.10(a) of the Credit Agreement is hereby amended to delete the second and third sentences thereof in their entirety and insert therefor the following: “The commitment fee shall be due and payable monthly in arrears on the first Business Day of each calendar month and on the Maturity Date. The commitment fee shall be calculated monthly in arrears.”

1.13                        Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety as follows: “[Reserved]”.

1.14                        Section 4.02(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)                                 Such Credit Extension (i) shall occur on or prior to the Amendment No. 2 Effective Date or (ii) shall (A) consist of an L/C Credit Extension or creation, extension or renewal of an Acceptance, (B) occur on the same date as a voluntary prepayment of the Committed Loans or termination of an existing Letter of Credit or Acceptance with respect to the related Commitments and (C) be in an initial principal amount not in excess of the amount of such voluntary prepayment or terminated Letter of Credit or Acceptance (it being understood and agreed that the Borrowers shall not be required to satisfy the condition precedent set forth in Section 4.02(a) with respect to any such Credit Extension solely to the extent of the Representation and Warranty Exception (as defined in Amendment No. 2)).

1.15                        Section 6.15 of the Credit Agreement is hereby amended to insert at the end thereof the following sentence: “The Borrower Financial Advisor shall assist the Domestic Borrower in its negotiations with the DOE regarding the Operating Agreement.”

1.16                        Section 6.16(c) of the Credit Agreement is hereby amended to insert immediately after each occurrence of the phrase “Investment Bank,” the following phrase: “CRO,”.

1.17                        Article VI of the Credit Agreement is hereby amended to insert at the end thereof the following new Section 6.18:

6.18                        CRO.  On or prior to July 1, 2014 and at all times thereafter, engage William J. Nolan (or another representative of the Financial Advisor selected by the Domestic Borrower and reasonably acceptable to the Required Lenders) as chief restructuring officer of the Domestic Borrower (“CRO”), on terms, conditions and scope of authority acceptable to the Administrative Agent and the Required Lenders.

1.18                        Sections 7.02(h) and (i) of the Credit Agreement are hereby amended and restated in their entirety as follows:

(h)                                 other Investments not to exceed $10,000,000 in the aggregate made prior to the Amendment No. 2 Effective Date;  and

(i)                                     any other Investments permitted by Section 7.04.

1.19                        Section 7.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.05                        Dispositions. Make any Disposition or enter into any agreement to make any Disposition other than Dispositions in the ordinary course of business of assets with a fair market value of less than $50,000 in any one transaction or series of related transactions.

1.20                        Each of clauses (a), (b), (c) and (d) of Section 7.11 of the Credit Agreement is hereby amended to delete therefrom the word “Permit” and insert therefor the following phrase: “Except during the period after the Amendment No. 2 Effective Date, permit”.

1.21                        Section 8.01(b) of the Credit Agreement is hereby amended to insert immediately after the phrase “6.17” the following phrase: “or 6.18”.

1.22                        Section 8.01(e) of the Credit Agreement is hereby amended to delete the figure “$10,000,000” appearing in clause (i)(A) thereof and insert therefor the following figure: “$30,000,000”.

1.23                        Section 8.01 of the Credit Agreement is hereby amended to insert at the end thereof the following new clause (m):

(m)                             (i) The DOE shall not fund the Immediate $16 million (as defined in the Memorandum of Understanding entered into between the Domestic Borrower and the DOE on June 22, 2014 (the “MOU”)) in full on or prior to June 25, 2014 or the MOU shall be terminated or modified without the consent of the Required Lenders, (ii) the Company shall fail to (x) enter into an Operating Agreement (as defined in the MOU) (the “Operating Agreement”) in consultation with the Lenders, which Operating Agreement shall contain sale milestones satisfactory to the Required Lenders or (y) deliver a fully executed copy of the Operating Agreement to the Administrative Agent and the Lenders within one Business Day of execution thereof or (iii) the Company shall fail to comply with the Operating Agreement in any material respect (including any sale milestone set forth therein) or the Operating Agreement shall be terminated or modified without the consent of the Required Lenders.

1.24                        Section 10.06(b) of the Credit Agreement is hereby amended to delete from clause (i) of the proviso thereto the phrase: “unless each of such Administrative Agent and, so long as no Event of Default has occurred and is continuing, the applicable Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed)” and insert therefor the following: “unless such Administrative Agent otherwise consents (such consent not to be unreasonably withheld or delayed)”.

1.25                        Section 10.06(b) of the Credit Agreement is hereby amended to delete from clause (iii) of the proviso thereto the phrase: “the applicable Borrower (which approval shall not be unreasonably withheld and shall not be required during the continuance of any Default),”.

1.26                        The definition of “Eligible Assignee” set forth in Section 10.06(h) of the Credit Agreement is hereby amended to (i) delete therefrom the phrase “(i)” and (ii) delete therefrom the phrase “, and (ii) unless an Event of Default has occurred and is continuing, the Borrowers (each such approval not to be unreasonably withheld or delayed)”.

SECTION 2.                         AMENDMENTS TO WAIVER AGREEMENT.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Waiver Agreement is hereby amended to amend and restate each of Sections 2.1(f) and 2.2 thereof in its entirety as follows: “[Reserved].”

SECTION 3.                         WAIVER.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agents and the Lenders party hereto hereby waive the condition precedent set forth in Section 4.02(a) of the Credit Agreement with respect to the Requested Loan solely to the extent of the Representation and Warranty Exception; provided, that all other conditions precedent to the Requested Loan (including Section 4.02(a) of the Credit Agreement with respect to all representations and warranties of the Borrowers set forth in the Loan Documents other than, solely to the extent of the Representation and Warranty Exception, Section 5.05(b) of the Credit Agreement) shall be satisfied.  The Administrative Agents and the Lenders hereby reserve all other rights and remedies of the Administrative Agent in respect of the Representation and Warranty Exception and the circumstances giving rise thereto.

SECTION 4.                         CONDITIONS.  This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrative Agent of:

(a)                                 duly executed counterparts to this Amendment from the Borrowers, the Guarantors, the Administrative Agents and the Required Lenders;

(b)                                 a Certificate of the Secretary or Assistant Secretary of each Borrower certifying resolutions of the Board of Directors or analogous governing body of such Borrower authorizing the execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement as amended hereby; and

(c)                                  a duly executed copy of the MOU.

SECTION 5.                         AMENDMENT FEE.  The Borrowers shall pay to the Administrative Agents, for the account of each Lender that executes and delivers a signature page hereto prior to 3:00 PM (Pacific time) on June 24, 2014 (or such later date or time as the Administrative Agents may specify), an amendment fee (the “Amendment Fee”) in an amount equal to 2.07% of such Lender’s Commitment as of the Effective Date.  The Amendment Fee shall be fully earned and paid in kind as of the Effective Date.  The Amendment Fee paid in kind to each Lender pursuant to this Section 5 shall be capitalized and added to the outstanding principal amount of the Committed Loans of such Lender on the Effective Date.  For purposes of the Credit Agreement and the other Loan Documents, the amounts so capitalized pursuant to the foregoing sentence shall bear interest in accordance with Section 2.09 of the Credit Agreement as such amounts shall constitute a portion of the Committed Loans under the Credit Agreement.

SECTION 6.                         REPRESENTATION AND WARRANTIES.

6.1                               Enforceability.  Each Loan Party hereby represents and warrants that each of this Amendment and (in the case of the Borrowers) the Credit Agreement as amended hereby is the legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

6.2                               Authorization; No Conflicts.  Each Loan Party hereby represents and warrants that its execution and delivery of this Amendment and performance of this Amendment and  (in the case of the Borrowers) the Credit Agreement as amended hereby (i) have been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party and are within such Loan Party’s corporate or other organizational power and authority, (ii) do not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (i) any Contractual Obligation to which such Loan Party is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.

6.3                               No Default; Representations and Warranties in Loan Documents.  Each Loan Party hereby represents and warrants that, after giving effect to Section 1 hereof, (i) no Default has occurred and is continuing and (ii) except with respect to the Representation and Warranty Exception, all of the representations and warranties of such Loan Party contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that, for purposes of this Section 4.3, the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsection (a) and (b), respectively of Section 6.01 of the Credit Agreement).

SECTION 7.                         RATIFICATION AND RELEASE.

7.1                               Ratification.  Each Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of each Administrative Agent, the L/C Issuers or the Lenders, as the case may be, under each Loan Document, (b) agrees and acknowledges that the liens in favor of each Administrative Agent, the L/C Issuers or the Lenders under each Loan Document constitute valid, binding, enforceable and perfected first priority liens and security interests and are not subject to avoidance, disallowance or subordination pursuant to any requirement of Law, (c)

agrees and acknowledges the Obligations constitute legal, valid and binding obligations of the Loan Parties and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Loan Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any requirement of Law, (d) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (e) agrees that neither such ratification and reaffirmation, nor the Administrative Agents’, the L/C Issuers’ nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Loan Documents with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents.  This Amendment shall not constitute a waiver of, or forbearance with respect to, any Default, whether known or unknown, and the Administrative Agent and the Lenders shall reserve all rights and remedies in respect thereof. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

7.2                               Release; Covenant Not to Sue; Acknowledgement.  (a)  Each Loan Party hereby absolutely and unconditionally releases and forever discharges each Administrative Agent, each L/C Issuer, each Swing Line Lender, each Lender and each of their respective Related Parties (each a “Released Party”) from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising out of or with respect to the Obligations, the Credit Agreement, this Amendment or any other Loan Document from the beginning of time to and including the Effective Date, whether such claims, demands and causes of action are matured or unmatured or known or unknown.  It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified.  Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Nothing in this Section 7.2 shall relieve any Administrative Agent or Lender of any continuing contractual obligations under this Amendment.

(b)                                 Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release.  If any Loan Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

(c)                                  Each Loan Party represents and warrants that, to its knowledge, there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, fixed or contingent, which any Loan Party may have or claim to have against any Released Party arising with respect to the Obligations, the Credit Agreement, this Amendment or any other Loan Document.

(d)                                 Each of the Loan Parties has been advised by counsel with respect to the release contained in this Section 7.2.  Upon advice of such counsel, each of the Loan Parties hereby waives and relinquishes all of the rights and benefits each Loan Party has, or may have, with respect to the claims released under Section 1542 of the California Civil Code or any other similar statute.  Section 1542 states as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

SECTION 8.                         MISCELLANEOUS.

8.1                               Effect.

(a)                                 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document.

(b)                                 Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute an amendment, forbearance or waiver by, or otherwise affect any right, power or remedy of, any Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or waive, affect or diminish any right of any Administrative Agent or any Lender to demand strict compliance and performance therewith, (ii) constitute a waiver of, or forbearance with respect to, any Default, whether known or unknown or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

8.2                               Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable and will not affect the effectiveness thereof in any other jurisdiction.

8.3                               Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.  This Amendment may also be executed by facsimile or electronic transmission and each facsimile or electronic transmission signature hereto shall be deemed for all purposes to be an original signatory page.

6.4                               GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT EACH ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

8.5                               Section Titles.  The Section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

8.6                               Reimbursement of each Administrative Agent’s Expenses.  Without limiting any of the Administrative Agents’ rights, or any of Borrowers’ obligations, under Section 10.04(a) of the Credit Agreement, each Borrower agrees to reimburse the Administrative Agents for all reasonable and documented out-of-pocket fees, costs and expenses, including the reasonable fees, costs, and expenses of the Agent Financial Advisor and Sidley Austin LLP for advice, assistance or other representation in connection with this Amendment.

8.7                               Entire Agreement.  This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings or agreements.

[Signature Pages Follow]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned of this Amendment as of the date first written above.

BORROWERS:

CORINTHIAN COLLEGES, INC.

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: EVP & CFO

EVEREST COLLEGES CANADA, INC.

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: SVP & CAO

Signature Page to

Waiver and Amendment No. 2

GUARANTORS:

ASHMEAD EDUCATION, INC.
CAREER CHOICES, INC.
CDI EDUCATION USA, INC.
CORINTHIAN PROPERTY GROUP, INC.
CORINTHIAN SCHOOLS, INC.
ECAT ACQUISITION, INC.
ETON EDUCATION, INC.
FLORIDA METROPOLITAN UNIVERSITY, INC.
GRAND RAPIDS EDUCATIONAL CENTER, INC.
HEALD CAPITAL, LLC
HEALD EDUCATION, LLC
HEALD REAL ESTATE, LLC
MJB ACQUISITION CORPORATION
PEGASUS EDUCATION, INC.
RHODES BUSINESS GROUP, INC.
RHODES COLLEGES, INC.
SD III-B HEALD HOLDINGS CORP.
SEQUOIA EDUCATION, INC.
SOCLE EDUCATION, INC.
SP PE VII-B HEALD HOLDINGS CORP.
TITAN SCHOOLS, INC.

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: EVP, CFO, Treasurer, Asst. Secretary

CAREER CANADA C.F.P. LIMITED

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: SVP & CAO

EVEREST COLLEGE PHOENIX, INC.

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: SVP & CAO

Signature Page to

Waiver and Amendment No. 2

HEALD COLLEGE, LLC

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: Chief Accounting Officer

QUICKSTART INTELLIGENCE CORPORATION

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: Executive Vice President & Treasurer

Signature Page to

Waiver and Amendment No. 2

BANK OF AMERICA, N.A., as Domestic Administrative Agent

By:	/s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

Signature Page to

Waiver and Amendment No. 2

BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

Signature Page to

Waiver and Amendment No. 2

BANK OF AMERICA, N.A., as a Domestic Lender

By:	/s/ Janet Sleeper
Name: Janet Sleeper
Title: Senior Vice President

Signature Page to

Waiver and Amendment No. 2

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Canadian Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

Signature Page to

Waiver and Amendment No. 2

U.S. BANK NATIONAL ASSOCIATION, as a Domestic Lender

By:	/s/ Saqib Khawaja
Name: Saqib Khawaja
Title: Vice President

Signature Page to

Waiver and Amendment No. 2

U.S. BANK NATIONAL ASSOCIATION,
as a Canadian Lender

By:	/s/ Paul Rodgers
Name: Paul Rodgers
Title: Principal Officer

Signature Page to

Waiver and Amendment No. 2

UNION BANK, N.A.,
as a Domestic Lender

By:	/s/ Andrew Jarvis
Name: Andrew Jarvis
Title: AVP

Signature Page to

Waiver and Amendment No. 2

BANK OF THE WEST,
as a Domestic Lender

By:	/s/ Christiana Creekpaum
Name: Christiana Creekpaum
Title: Vice President

Signature Page to

Waiver and Amendment No. 2

ONEWEST BANK, FSB,
as a Domestic Lender

By:	/s/ John Farrace
Name: John Farrace
Title: EVP

Signature Page to

Waiver and Amendment No. 2